UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

          November 8, 2004

Date of report (Date of earliest event reported)

          Magic Lantern Group, Inc.

(Exact name of registrant as specified in its charter)

New York	1-9502	13-3016967
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

1075 North Service Road West, Suite 27, Oakville, Ontario L6M 2G2

(Address of Principal Executive Offices)

Registrant's telephone number, including area code:          (905) 827-2755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02

Departure of Directors or Executive Officers; Election of Directors; Appointment of Principal Officers

On November 8, 2004, the Board of Directors of Magic Lantern Group, Inc. (the "Company") increased the number of Directors to eight and elected H. Donald Hyde to the Board of Directors to serve until the next annual meeting of shareholders and until his successor is duly elected and qualified.  At the same meeting, Mr. Hyde was appointed to the Audit Committee of the Board of Directors, which consists of the following independent directors: Messrs. Hyde and Encarnacao and Ms. Wentzel.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAGIC LANTERN GROUP, INC.

Date: November 12, 2004

By:  /s/  Robert A. Goddard

        Robert A. Goddard

        President & CEO